UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 30, 2015

Commission File #: 000-55130

DOMAIN MEDIA CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

Not applicable

(IRS Employer Identification Number)

4960 S. Gilbert Rd., Suite 1-477

Chandler, Arizona 85249

(Address of principal US executive offices)

 Tel: (480) 499-4269

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01

Entry into a Material Definitive Agreement

On December 30, 2015, Domain Media Corp. (the “Company”) entered into a Secured Original Issue Discount Equity Participating Note (the “Convertible Note”) with a private investor, the Ira J. Gaines Revocable Trust (the “Investor”).  Pursuant to the terms of the Convertible Note, the Company issued a Convertible Note in the amount of $62,500 in face value (the “Face Value”) and received $50,000 in gross proceeds (the “Principal Value”) as the original issue discount. The Convertible Note has a term of one-year (the “Term”) upon which the full Face Value is due and payable, with no prepayment penalty. The Convertible Note is convertible to shares of common stock, par value $0.0001 (“Common Stock”) of the Company at a conversion price of $0.15 at any time during the Term or if the Company is in default of the Convertible Note.  Additionally, the Company’s Chief Executive Officer, President and Chairman of the Board of Directors, Christopher Kern, has provided a personal guaranty for the full Face Amount to the Investor in the case of a default. The Convertible Note carries 15% annual interest, payable in quarterly installments of $2,343.75, and the Investor shall also receive 50,000 shares of Common Stock of the Company as of the issuance of the Convertible Note. The Convertible Note contains customary representations and warranties regarding the Company and Investor.

The foregoing summary of certain terms of the Convertible Note do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Convertible Note, a copy of which is attached hereto as Exhibits 10.1, and is hereby incorporated into this Current Report on Form 8-K (“Form 8-K”) by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure under Item 1.01 of this Current Report on Form 8-K, which is incorporated in this Item 2.03 by reference.

Item 3.02

Unregistered Sales of Equity Securities

Reference is made to the disclosure under Item 1.01 of this Current Report on Form 8-K, which is incorporated in this Item 3.02 by reference.

The shares of Common Stock will be issued in reliance upon an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) since no general solicitation or advertising was conducted by us in connection with the offering of any of the shares, all shares to be purchased in the offering will be “restricted” in accordance with Rule 144 of the Act and this Investor is “accredited” as defined under the Act. This Form 8-K is not and shall not be deemed to be an offer to sell or the solicitation of an offer to buy Common Stock.

Item 9.01

Exhibits

Exhibit No.

10.1

Secured Original Issue Discount Equity Participating Note dated December 30, 2015 between Domain Media Corp. and Ira J. Gaines Revocable Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMAIN MEDIA CORP.

Date: January 6, 2016	By:	/s/ Chris J. Kern
Chris J. Kern
Chief Executive Officer